UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23857

First Trust Hedged Strategies Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to shareholders is attached herewith.

FIRST TRUST HEDGED STRATEGIES FUND

Class A Shares – HDGAX

Class I Shares – HFLEX

Annual Report

March 31, 2026

First Trust Hedged Strategies Fund
This report and the Financial Statements contained herein are provided for the general information of the shareholders of the First Trust Hedged Strategies Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST HEDGED STRATEGIES FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(unaudited)
Executive-Level Overview
We begin our Management Discussion of Fund Performance with an Executive-Level Overview to reaffirm our investment philosophy and provide context for how we navigated markets during the fiscal year ended March 31, 2026.
The U.S. economy remained resilient as the past fiscal year presented a constructive, though variable, backdrop for the risk assets we invest in. Economic growth slowed but stayed positive, despite a gradually cooling labor market, supported by steady consumer activity and inflationary pressure that continues to ease with occasional persistence. U.S. market conditions were shaped by the evolving trajectory of monetary policy as the Federal Reserve continued its rate-cutting cycle beyond the initial moves made in late 2024, supporting liquidity amid ongoing policy and macro uncertainty.
U.S. equity market performance broadened over the period, with market leadership extending beyond the largest U.S. technology companies to a wider set of sectors and market capitalizations. Interest rate volatility persisted, as easing at the short end of the yield curve contrasted with periodic upward pressure on longer-term yields driven by evolving growth and inflation expectations. Meanwhile, geopolitical developments and shifting trade dynamics continued to introduce intermittent volatility across markets.
Public equity markets saw intermittent repricing as analysts’ expectations for earnings growth, valuation multiples and the broader economic trajectory evolved. While these pricing adjustments caused near-term uncertainty, they also contributed to a more favorable environment for deploying capital during the fiscal year. Private markets also reflected these pricing dislocations, with a growing dispersion in asset pricing and more opportunities to be opportunistically selective across managers and strategies.
While we do not seek to predict market direction, we remain focused on navigating an increasingly complex macroeconomic and broader market environment. Elevated volatility across both public and private markets continues to challenge traditional portfolio construction and reinforces the importance of discipline. Our approach remains centered on seeking to build uncorrelated portfolios that generate positive absolute returns over time across a range of market conditions, which we believe is especially relevant in today’s environment.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the First Trust Hedged Strategies Fund (the “Fund”) for the past fiscal year.
First Trust Hedged Strategies Fund
Over the one-year period ended March 31, 2026, the Fund produced a net return of +10.48%, outperforming the HFRX Global Hedge Fund Index’s return of +2.49% over the same period. Since its launch in July 2023, the Fund has produced a +9.21% annualized return while its benchmark gained +5.18% annualized over the same period. We continue to be pleased with the Fund’s performance and its delivery on the absolute return mandate.
First Trust Capital Management L.P. | 225 W. Wacker Drive | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

All five of the sectors in the Fund contributed positively to the Fund’s performance in the fiscal year. Long/short equity led performance, contributing +4.26%, and the Fund continued to seek non-directional equity-market risk to produce alpha with low volatility. Credit contributed +2.46% over the year, as it remained positioned to take advantage of market disruptions and periods of credit spread widening. Event driven, arbitrage, and multi-strategy sectors followed, with +2.33%, +0.99%, and +0.44%, respectively. One allocation to a European multi-strategy drove negative performance and ultimately was removed from the portfolio at the end of 2025. We continue to be pleased with the performance of each of the other current strategies and maintained a high-conviction portfolio of 16 hedge fund managers throughout the year.
Our hedge fund manager lineup continued to generate attractive risk-adjusted returns, and their role as diversifiers became even more valuable during periods of market dislocation over the fiscal year. We believe that the resilience of the Fund’s diversified strategy mix positions us well to navigate market fluctuations, capitalize on opportunities, and deliver uncorrelated returns. Looking ahead, we remain committed to offering a high-conviction portfolio through our top-tier managers.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.co	bmurphy@firsttrustcapital.com
First Trust Capital Management L.P. | 225 W. Wacker Drive | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Hedged Strategies Fund
FUND PERFORMANCE
March 31, 2026 (Unaudited)

Performance of a $10,000 Investment

14,000
13,000
12,000
11,000
10,000
9,000
7/23
10/23
1/24
4/24
7/24
10/24
1/25
4/25
7/25
10/25
1/26
3/26
$12,738
$11,771
$11,327
First Trust Hedged Strategies Fund - Class I (Inception Date July 3, 2023)
First Trust Hedged Strategies Fund - Class A (Inception Date July 3, 2023)
ICE BofA 1-3 Yr US Treasury Index TR

This graph compares a hypothetical $10,000 investment in the Fund’s Class I Shares with a similar investment in the ICE BofA 1-3 Yr US Treasury Index TR (the “Index”). Results include the reinvestment of all dividends and capital gains. The Index does not reflect expenses, fees, or sales charges, which would lower performance.
Please note that the performance of the Fund’s other share class, Class A, will differ based on the differences in sales load and fees paid by shareholders investing in Class A Shares.
The Index tracks the performance of the direct sovereign debt of the U.S. Government with a maturity of at least one year and less than three years. The Index is unmanaged and it is not available for investment.
Average Annual Total Returns as of March 31, 2026	1 Year	Since Inception
Before deducting maximum sales charge
Class A Shares (Inception Date 7/3/2023)1	9.65%	8.43%
After deducting maximum sales charge
Class A Shares (Inception Date 7/3/2023)1	3.30%	6.12%
ICE BofA 1-3 Yr US Treasury Index TR	3.75%	4.68%
1 Maximum sales charge for Class A Shares is 4.50%.
Average Annual Total Returns as of March 31, 2026	1 Year	Since Inception
Class I Shares (Inception Date 7/3/2023)2	10.48%	9.21%
ICE BofA 1-3 Yr US Treasury Index TR	3.75%	4.64%
2 Class I Shares do not have any initial or deferred sales charge.

First Trust Hedged Strategies Fund
FUND PERFORMANCE — Continued
March 31, 2026 (Unaudited)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Trustees of First Trust Hedged Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of First Trust Hedged Strategies Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the period ended March 31, 2024, were audited by another independent registered public accounting firm whose report, dated June 11, 2024, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and underlying managers or administrators of the private investment vehicles; when replies were not received from an underlying manager or administrator, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2026

First Trust Hedged Strategies Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2026

Number of Shares	Cost		Value
		PRIVATE INVESTMENT VEHICLES – 93.5%
		INVESTMENT PARTNERSHIPS – 93.5%
N/A1	$3,000,000	Acer Tree Credit Opportunities Partners LP*,2	$3,060,982
N/A1	1,500,000	Atlas Enhanced Fund Partners LP*,2	1,475,374
N/A1	2,000,000	Cartenna Partners LP*,2	2,158,217
N/A1	3,081,531	Dorsal Capital Partners LP*,2	3,603,400
N/A1	3,638,575	DSC Meridian Credit Opportunities Onshore Fund LP*,2	4,927,403
N/A1	3,428,829	Linden Investors LP*,2	5,576,634
N/A1	2,822,410	Old Orchard Credit Fund Ltd.*,2	3,347,007
N/A1	2,532,236	Point72 Capital, L.P.*,2	3,813,836
N/A1	2,842,170	Prana Absolute Return Fund LP*,2	3,766,051
N/A1	1,979,792	RA Capital Healthcare Fund, LP*,2	4,071,865
N/A1	1,418,742	RiverNorth Capital Partners, L.P.*,2	1,768,483
N/A1	1,653,764	RiverNorth Inst. Partners, L.P.*,2	2,052,101
N/A1	3,310,653	Sachem Head LP*,2	5,854,329
N/A1	2,500,000	Schonfeld Strategic Partners Fund, LLC*,2	2,651,372
N/A1	3,069,942	Sofinnova BioEquities LP*,2	3,560,842
N/A1	4,542,027	Walleye Opportunities Fund LP*,2	5,919,123
		TOTAL PRIVATE INVESTMENT VEHICLES (Cost $43,320,671)	57,607,019
Principal Amount ($)
		SHORT-TERM INVESTMENTS – 1.9%
1,144,550		UMB Bank Money Market Special II Deposit Investment, 3.43%3	1,144,550
		TOTAL SHORT-TERM INVESTMENTS (Cost $1,144,550)	1,144,550
		TOTAL INVESTMENTS – 95.4% (Cost $44,465,221)	58,751,569
		Other Assets in Excess of Liabilities – 4.6%	2,840,062
		TOTAL NET ASSETS – 100.0%	$61,591,631
LP – Limited Partnership
LLC – Limited Liability Company
* Non-income producing security.
1 Investment does not issue shares.
2 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the fair value hierarchy table located in Note 8.
3 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Securities With Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Acer Tree Credit Opportunities Partners LP1	Quarterly	45 Days	$3,000,000	$3,060,982	2/1/2025
Atlas Enhanced Fund Partners LP1	Quarterly	70 Days	1,500,000	1,475,374	2/2/2026
Cartenna Partners LP1	Monthly	45 Days	2,000,000	2,158,217	3/1/2025
Dorsal Capital Partners LP1	Quarterly	45 Days	3,081,531	3,603,400	7/3/2023
DSC Meridian Credit Opportunities Onshore Fund LP1	Quarterly2	65 Days	3,638,575	4,927,403	7/3/2023
Linden Investors LP1	Quarterly2	65 Days	3,428,829	5,576,634	7/3/2023
Old Orchard Credit Fund Ltd.1	Quarterly2	65 Days	2,822,410	3,347,007	9/1/2023
Point72 Capital, L.P.1	Quarterly2	45 Days	2,532,236	3,813,836	8/1/2023
Prana Absolute Return Fund LP1	Quarterly	45 Days	2,842,170	3,766,051	7/3/2023
RA Capital Healthcare Fund, LP1	Quarterly3	95 Days	1,979,792	4,071,865	7/3/2023
RiverNorth Capital Partners, L.P.1	Monthly3	65 Days	1,418,742	1,768,483	7/3/2023
RiverNorth Inst. Partners, L.P.1	Monthly3	65 Days	1,653,764	2,052,101	7/3/2023
Sachem Head LP1	Quarterly2	65 Days	3,310,653	5,854,329	7/3/2023
Schonfeld Strategic Partners Fund, LLC1	Quarterly4	45 Days	2,500,000	2,651,372	4/1/2025
Sofinnova BioEquities LP1	Quarterly	60 Days	3,069,942	3,560,842	7/3/2023
Walleye Opportunities Fund LP1	Monthly2	30 Days	4,542,027	5,919,123	7/3/2023
Totals:			$43,320,671	$57,607,019

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The Underlying Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Underlying Fund.
3 The Underlying Fund can institute a gate provision on redemptions at the fund level of 10 – 25% of the fair value of the investment in the Underlying Fund.
4 The Underlying Fund can institute a gate provision on redemptions at the investor level of 12.5% of the fair value of the investment in the Underlying Fund.

See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
PORTFOLIO COMPOSITION
As of March 31, 2026 (Unaudited)

Country of Incorporation	Value	Percent of Total Net Assets
United States	$58,751,569	95.4%
Total Investments	58,751,569	95.4%
Other Assets in Excess of Liabilities	2,840,062	4.6%
Total Net Assets	$61,591,631	100.0%
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
SUMMARY OF INVESTMENTS
As of March 31, 2026 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Private Investment Vehicles	93.5%
Short-Term Investments	1.9%
Total Investments	95.4%
Other Assets in Excess of Liabilities	4.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2026

Assets:
Investments, at fair value (cost $43,320,671)	$57,607,019
Short-term investments, at value (cost $1,144,550)	1,144,550
Receivables:
Underlying Funds paid in advance	1,000,000
Redemptions from Underlying Funds	2,017,213
Fund shares sold	140,000
Dividends and interest	4,532
Prepaid expenses	13,021
Total assets	61,926,335
Liabilities:
Payables:
Distribution fees – Class I (Note 3)	163,220
Legal fees	48,106
Investment Management Fees	43,583
Audit fees	32,500
Tax service fees	14,506
Fund services expense	11,207
Shareholder reporting fees	10,098
Pricing expense	4,169
Commitment fees (Note 9)	3,933
Distribution fees – Class A (Note 3)	289
Trustees’ fees and expenses	178
Chief Compliance Officer fees	78
Accrued other expenses	2,837
Total liabilities	334,704
Commitments and contingencies (Note 3)
Net Assets	$61,591,631
Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$61,154,375
Total distributable earnings (accumulated deficit)	437,256
Net Assets	$61,591,631
Class A Shares:
Net assets applicable to shares outstanding	$126,474
Shares of beneficial interest issued and outstanding	10,727
Redemption price per share	$11.79
Maximum sales charge (4.50% of offering price)	$0.56
Maximum offering price to public	$12.35
Class I Shares:
Net assets applicable to shares outstanding	$61,465,157
Shares of beneficial interest issued and outstanding	5,140,367
Net asset value, offering and redemption price per share	$11.96
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

Investment Income:
Dividends	$67,493
Interest	43,115
Total investment income	110,608
Expenses:
Investment Management Fees	629,560
Legal fees	179,406
Distribution fees (Note 3)	144,135
Trustees’ fees and expenses	64,112
Fund services expense	63,051
Audit fees	52,829
Registration fees	37,522
Shareholder reporting fees	36,129
Interest expense (Note 9)	32,917
Chief Compliance Officer fees	27,311
Pricing expense	27,195
Tax services fees	12,478
Unused line of credit fees (Note 9)	9,971
Insurance fees	1,558
SEC fees	1,013
Miscellaneous	131,105
Total expenses	1,450,292
Investment Management Fees waived	(387,715)
Net expenses	1,062,577
Net investment income (loss)	(951,969)
Realized and Unrealized Gain:
Net realized gain (loss) on investments	382,468
Net change in unrealized appreciation/depreciation on investments	6,470,220
Net realized and unrealized gain (loss) on investments	6,852,688
Net Increase (Decrease) in Net Assets from Operations	$5,900,719
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(951,969)	$(853,101)
Net realized gain (loss) on investments	382,468	687,639
Net change in unrealized appreciation/depreciation on investments	6,470,220	3,407,755
Net increase (decrease) in net assets from operations	5,900,719	3,242,293
Distributions to Shareholders:
Distributions:
Class A	(3,722)	(161)
Class I	(1,779,862)	(908,044)
Total distributions to shareholders	(1,783,584)	(908,205)
Capital Transactions:
Net proceeds from shares sold:
Class A	115,732	10,104
Class I	7,441,014	11,414,950
Reinvestment of distributions:
Class A	36	16
Class I	38,992	16,543
Cost of shares repurchased:
Class I	(7,860,346)	(5,082,786)
Net increase (decrease) resulting from capital transactions	(264,572)	6,358,827
Total increase (decrease) in net assets	3,852,563	8,692,915
Net Assets:
Beginning of period	57,739,068	49,046,153
End of period . .	$61,591,631	$57,739,068
Capital Share Transactions:
Shares sold:
Class A . .	9,682	940
Class I . .	628,054	1,042,833
Shares reinvested:
Class A . .	3	1
Class I . .	3,252	1,480
Shares repurchased:
Class I . .	(674,642)	(466,008)
Net increase (decrease) in capital share transactions	(33,651)	579,246
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$5,900,719
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of Underlying Funds	(6,112,041)
Sales of Underlying Funds	9,932,644
Change in short-term investments, net	714,059
Net realized (gain) loss on investments	(382,468)
Net realized (gain) loss on paydowns	(69,480)
Net change in unrealized appreciation/depreciation on investments	(6,470,220)
(Increase) Decrease in operating assets:
Redemptions from Underlying Funds	(1,384,397)
Dividends and interest	4,350
Prepaid expenses	9,578
Increase (Decrease) in operating liabilities:
Distribution fees – Class I (Note 3)	60,017
Legal fees	30,302
Investment Management Fees	(12,776)
Audit fees	(25,671)
Tax service fees	(17,951)
Fund services expense	953
Shareholder reporting fees	1,782
Pricing expense	2,195
Commitment fees (Note 9)	3,933
Distribution fees – Class A (Note 3)	201
Trustees’ fees and expenses	112
Chief Compliance Officer fees	78
Interest payable	(3,045)
Accrued other expenses	1,794
Net cash provided by operating activities	2,184,668
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	7,420,234
Redemption of shares	(7,860,346)
Dividends paid to shareholders, net of reinvestments	(1,744,556)
Draw on line of credit	2,450,000
Paydowns on line of credit	(2,450,000)
Net cash used in financing activities	(2,184,668)
Net Increase (Decrease) in Cash	—
Cash:
Beginning of period balances:
Cash	—
Total beginning of period balances	—
End of period balances:
Cash	—
Total end of period balances	$—
Supplemental disclosure of non-cash activities:
Reinvested dividends	$39,028
Supplemental disclosure of non-cash activities:
Interest paid	$35,962
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period July 3, 2023* Through March 31, 2024
Net asset value, beginning of period	$11.07	$10.68	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)1	(0.28)	(0.26)	(0.26)
Net realized and unrealized gain (loss)	1.35	0.80	1.09
Total from investment operations	1.07	0.54	0.83
Less Distributions:
From net investment income	(0.19)	(0.02)	(0.15)
From net realized gain	(0.16)	(0.13)	—
Total from distributions	(0.35)	(0.15)	(0.15)
Net asset value, end of period	$11.79	$11.07	$10.68
Total return2	9.65%	5.58%	7.87%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$126	$12	$1
Ratio of expenses to average net assets:4,5
Before fees waived and expenses absorbed	3.17%	3.49%	5.62%6
After fees waived and expenses absorbed	2.52%	2.52%	3.57%6
Ratio of net investment income (loss) to average net assets:4,7
Before fees waived and expenses absorbed	(2.99)%	(3.32)%	(5.52)%6
After fees waived and expenses absorbed	(2.34)%	(2.35)%	(3.47)%6
Portfolio turnover rate	10%	13%	7%3

* Commencement of operations of Class A Shares.
1 Based on average shares outstanding for the period.
2 Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3 Not annualized.
4 Ratios do not reflect the Fund’s proportionate share of the expenses of the Underlying Funds.
5 If interest expense and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.07% and 0.07%, for the years ended March 31, 2026 and March 31, 2025, respectively. For the period ended March 31, 2024, the ratios would have been lowered by 0.22%.
6 Annualized.
7 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period July 3, 2023* Through March 31, 2024
Net asset value, beginning of period	$11.14	$10.65	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)1	(0.19)	(0.18)	(0.21)
Net realized and unrealized gain (loss)	1.36	0.85	1.04
Total from investment operations	1.17	0.67	0.83
Less Distributions:
From net investment income	(0.19)	(0.05)	(0.18)
From net realized gain	(0.16)	(0.13)	—
Total from distributions	(0.35)	(0.18)	(0.18)
Net asset value, end of period	$11.96	$11.14	$10.65
Total return2	10.48%	6.34%	8.42%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$61,465	$57,728	$49,045
Ratio of expenses to average net assets:4,5
Before fees waived and expenses absorbed	2.42%	2.74%	4.87%6
After fees waived and expenses absorbed	1.77%	1.77%	2.82%6
Ratio of net investment income (loss) to average net assets:4,7
Before fees waived and expenses absorbed	(2.23)%	(2.57)%	(4.76)%6
After fees waived and expenses absorbed	(1.58)%	(1.60)%	(2.71)%6
Portfolio turnover rate	10%	13%	7%3

* Commencement of operations of Class I Shares.
1 Based on average shares outstanding for the period.
2 Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3 Not annualized.
4 Ratios do not reflect the Fund’s proportionate share of the expenses of the Underlying Funds.
5 If interest expense and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.07% and 0.07%, for the years ended March 31, 2026 and March 31, 2025, respectively. For the period ended March 31, 2024, the ratios would have been lowered by 0.22%.
6 Annualized.
7 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.
See accompanying Notes to Financial Statements.

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

Note 1 — Organization
First Trust Hedged Strategies Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated March 22, 2023 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers two separate Classes of shares of beneficial interest (the “Shares”) in Class I Shares and Class A Shares.
The Fund’s investment objective is to seek to achieve long-term capital appreciation. The Fund seeks to invest primarily in private investment funds, or commonly known as “hedge funds” (“Underlying Funds”), managed by multiple third-party investment managers (“Underlying Managers”) that employ a variety of alternative investment strategies. Because Underlying Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the investment program of the Fund can be referred to as a fund of hedge funds.
The Fund commenced its public offering of both Class I and Class A Shares on July 3, 2023. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value (“NAV”) per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The Shares of each Class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”). Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains and losses on investments are allocated to each Class of Shares in proportion to their relative Shares outstanding. Shareholders of a Class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
Simultaneous with the commencement of the Fund’s operations on July 3, 2023 (“Commencement of Operations”), the Passport Select: Model Class of FT Alternative Platform I LLC (the “Predecessor Fund”) reorganized with and transferred substantially all its assets into the Fund in exchange for shares of the Fund’s Class I Shares. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share NAV as noted below:
	Shares Issued	Net Assets
Class I	3,682,676	$36,826,763
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to Shareholders for tax purposes. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund shared the same Investment Adviser and portfolio managers as the Fund.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its Financial Statements. The preparation of Financial Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value the Fund’s portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
As a general matter, the fair value of the Fund’s interest in an Underlying Fund (i.e., generally a private fund that is excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) will represent the amount that the Fund could reasonably expect to receive from the Underlying Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such Underlying Fund based on the most recent final or estimated value reported by the Underlying Fund, as well as any other relevant information available at the time the Valuation Designee values its portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of an Underlying Fund.
Between the periodic valuation periods, the NAVs of such Underlying Funds are adjusted daily based on the total return that each Underlying Fund is estimated by the Valuation Designee to generate during the period. The Valuation Designee monitors these estimates regularly and updates them as necessary if macro or individual Underlying Fund changes warrant any adjustments, subject to the review and supervision of the Board.

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, such as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Underlying Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of a particular Underlying Fund under consideration.
Debt securities will generally be valued using a third-party pricing system, agent or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee (in reliance on the Underlying Funds and/or their administrators) regarding appropriate valuations should prove incorrect.
(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Federal Income Taxes
The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

long-term capital loss) and 90% of its tax-exempt income, if any, for the year. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for Financial Statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the Financial Statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2026, March 31, 2025 and for the period from the commencement of the Fund’s operations on July 3, 2023 through March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(d) Distributions to Shareholders
The Fund intends to pay distributions at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year (the “Distribution Policy”). The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for Financial Statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gains.
A Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”). Unless a Shareholder elects to receive income dividends and/or capital gains distributions in cash by contacting UMBFS, all income dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV.

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

(e) Segments
An operating segment is defined in ASC 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Financial Statements. The total return and performance of the Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Adviser. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly fee equal to 1.05% on an annualized basis of the Fund’s average daily net assets during the month (the “Investment Management Fee”), subject to certain adjustments.
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses (such as litigation expenses)) do not exceed 2.45% and 1.70% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for a term ending May 31, 2027. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Adviser. After that date, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews from year to year. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.45% and 1.70% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

For the year ended March 31, 2026, the Investment Adviser has waived $387,715 in Investment Management Fees. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. At March 31, 2026, the amount of these potentially recoverable expenses was $1,567,362. The Investment Adviser may recapture all or a portion of this amount no later than March 31st of the year stated below:
2027	$665,665
2028	513,982
2029	387,715
Total	$1,567,362
Pursuant to exemptive relief from the SEC, the Fund has adopted a distribution and service plan for Class A and Class I Shares (the “Distribution and Service Plan”). The Fund may pay a distribution and servicing fee (the “Distribution and Servicing Fee”) of up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A and Class I Shares, respectively, to qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A and Class I Shares which, pursuant to the conditions of the exemptive order issued by the SEC, has been adopted by the Fund with respect to the applicable Class in compliance with Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution and Service Plan, the Fund paid $535, and $143,600 as a Distribution and Servicing Fee for Class A Shares and Class I Shares, respectively, as reported on the Statement of Operations.
First Trust Portfolios L.P., an affiliate of the Investment Adviser, currently serves as the Fund’s distributor. UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A Trustee is an affiliate, and an officer of the Fund is an employee, of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or the Investment Adviser. For the year ended March 31, 2026, the Fund’s fees incurred for Trustees are reported on the Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2026 are reported on the Statement of Operations.
Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to continue to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes substantially all of its income and gains each year.
At March 31, 2026, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:
Cost of investments	$58,154,616
Gross unrealized appreciation	$16,010,974
Gross unrealized depreciation	(13,714,021)
Net unrealized appreciation (depreciation) on investments	$2,296,953
The difference between cost amounts for Financial Statement and federal income tax purposes is due primarily to timing differences (i.e. wash sales) in recognizing certain gains and losses in securities transactions.
The Fund has a fiscal year end for federal income tax purposes of September 30 which is different than the March 31 fiscal year end used for financial reporting purposes. As a result, the information presented regarding tax reclassifications and distributable earnings for federal income tax purposes is

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

as of September 30, 2025, the Fund’s most recent tax year end. In addition, the tax character of distributions paid is also calculated on a tax basis and reflects the most recent information for the tax years ended September 30, 2025 and 2024.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax period ended September 30, 2025, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Deficit)
$54,938	$(54,938)
The tax basis of the components of distributable net earnings (deficit) at September 30, 2025, were as follows:
Undistributed ordinary income	$1,251,090
Undistributed long-term capital gains	532,421
Net unrealized appreciation (depreciation) on investments	(1,492,323)
Total accumulated earnings (deficit)	$291,188
The tax character of distributions paid during the tax years ended September 30, 2025 and September 30, 2024 were as follows:
Distribution paid from:	2025	2024
Ordinary income	$255,545	$788,695
Net long-term capital gains	652,660	—
Total distributions	$908,205	$788,695
As of September 30, 2025, the Fund had no short-term or long-term capital loss carryovers.
As of September 30, 2025, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2026 for tax purposes.
As of September 30, 2025, the Fund had no short-term or long-term post-October capital losses, which are deferred until fiscal year 2026 for tax purposes.
Note 5 — Investment Transactions
For the year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $6,112,041 and $9,932,644, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a valuation date on or about January 5, April 5, July 5 and October 6 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

approximately January 5, April 5, July 5 and October 5, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer is expected to be for no less than 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.
If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than $1,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an Individual Retirement Account (“IRA”) or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
The results of the repurchase offers conducted for the year ended March 31, 2026, are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	March 7, 2025	June 6, 2025	September 5, 2025	December 5, 2025
Repurchase Request Date	April 7, 2025	July 7, 2025	October 6, 2025	January 5, 2026
Repurchase Pricing Date	April 7, 2025	July 7, 2025	October 6, 2025	January 5, 2026
Net Asset Value as of Repurchase Pricing Date:
Class A Shares	$10.75	$11.42	$11.91	$11.86
Class I Shares	$10.82	$11.51	$12.03	$12.01
Amount Repurchased:
Class A Shares	$—	$—	$—	$—
Class I Shares	$1,547,364	$1,730,523	$1,952,452	$2,630,007
Percentage of Outstanding Shares Repurchased:
Class A Shares	—%	—%	—%	—%
Class I Shares	2.74%	2.91%	3.14%	4.19%
Note 8 — Fair Value Measurements
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with Accounting Standards Update 2015-07, Disclosures for Investments in Certain Entities That Calculate NAV per Share (or Its Equivalent), investments valued at the NAV as a practical expedient in accordance with GAAP are not included in the fair value hierarchy.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Private Investment Vehicles	$—	$—	$57,607,019	$57,607,019
Short-Term Investments	1,144,550	—	—	1,144,550
Total Investments	$1,144,550	$—	$57,607,019	$58,751,569
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
Private Investment Vehicles
Balance as of March 31, 2025	$54,505,454
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains (losses) for the period	6,922,168
Purchases	6,112,041
Sales	(9,932,644)
Balance as of March 31, 2026	$57,607,019
Change in unrealized gains (losses) for the period for assets held at the end of the reporting period	$6,470,220

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:
Investments	Fair Value	Valuation Technique(s)	Unobservable Inputs	Range of Input	Weighted Average	Impact on Valuation from an Increase in Input
Private Investments Vehicles	$57,607,019	Adjusted Net Asset Value	Reported Net Asset Value/ Fair Value Adjustments	N/A	N/A	Increase
Note 9 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement provides for borrowings on a committed basis in an aggregate principal amount up to $4,000,000, which amount may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is October 13, 2026. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3 to 1 at any time. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2026, the Fund incurred a cost related to the setup and maintenance of the Credit Agreement (the “Commitment fee”) and for the quarterly average daily unused portion of the revolving commitment (the “Unused line of credit fees”) as reported on the Statement of Operations. The average annualized interest rate, average daily loan balance, maximum loan amount outstanding and amount recorded as interest expense in the Statement of Operations for the forty-six (46) specific days the Fund had outstanding borrowings were 6.34%, $1,169,565, $2,100,000, and $9,471, respectively. As of March 31, 2026, the Fund had $0 in outstanding borrowings.
Note 10 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act. As of March 31, 2026, the Shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding Shares of the Fund:
Beneficial Owner	% of Outstanding Shares of the Fund
Charles Schwab & Co.	88.6%
The Fund has no knowledge as to whether all or any portion of the Shares owned of record are also owned beneficially.
Note 11 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to Underlying Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility

First Trust Hedged Strategies Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter (“OTC”) derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions, war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’s future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 12 — Events Subsequent to the Fiscal Period End
In preparing these Financial Statements, management has evaluated subsequent events through the date of issuance of the Financial Statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Financial Statements.

First Trust Hedged Strategies Fund
FUND MANAGEMENT
March 31, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, are set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	33	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	33	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ Chief Investment Officer, Ascendant Capital Partners, LP (private equity firm) (2003 – 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

First Trust Hedged Strategies Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Terrance P. Gallagher**** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	33	Trustee, Investment Managers Series Trust II (262 portfolios) (registered investment company).

First Trust Hedged Strategies Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital
Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital
			Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A

First Trust Hedged Strategies Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Registered Funds Product Manager (August 2025 –
Present), Senior
			Vice President, Client Services (2017 – 2025), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Private Markets Fund, Felicitas Income Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** As of March 31, 2026.
**** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMBFS.

First Trust Hedged Strategies Fund
FUND INFORMATION
March 31, 2026 (Unaudited)

Board Consideration of the Continuation of the Investment Management Agreement
At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 4-5, 2026 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Adviser”) and First Trust Hedged Strategies Fund (the “Fund”) (the “Investment Management Agreement”).
In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Adviser to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.
The Board engaged in a detailed discussion of the materials with management of the Investment Adviser. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Investment Adviser’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Adviser’s compliance policies and procedures, including those used by the Investment Adviser to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Investment Adviser with respect to the Fund, noting that the Investment Adviser also acted as investment adviser to certain funds with a similar investment objective and strategy, and considering the performance of those funds in absolute and relative terms. The Board considered performance information of the Fund compared to seventeen comparable multi-strategy funds selected by an independent third party (collectively, “Peer Group”), as well as one relevant index. The Board noted that while the Fund’s total return for the three-month period ended September 30, 2025 had outperformed the Peer Group median and average, as well as outperforming the relevant index for the three-month and one-year period ended September 30, 2025, the Fund underperformed the Peer Group median and average for the one-year period ended September 30, 2025. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.
FEES AND EXPENSES
The Board reviewed and considered the advisory fee rate, and total net expense ratio of the Fund, comparing the Fund’s advisory fees and total net expense ratio with those of the Fund’s Peer Group.

First Trust Hedged Strategies Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

The Board noted while the Fund’s advisory fees were higher than the Peer Group median and average as of September 30, 2025, its total net expenses were lower than the Peer Group median and average. In addition, the Board noted that the Investment Adviser has contractually agreed to limit the Fund’s total annual operating expenses for automatically renewing consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund and total net expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board considered that the structure of the Fund’s advisory fees under the Investment Management Agreement did not include breakpoints. The Board noted that the Investment Adviser’s continued assertion that the breakpoints were not needed at current asset levels but it would re-evaluate as the Fund’s assets grew. The Board concluded that the Fund’s advisory fees and concluded that such fees were reasonable and satisfactory in light of the services provided.
PROFITABILITY OF INVESTMENT ADVISER
The Board reviewed and considered information regarding the costs incurred and profits realized by the Investment Adviser from its relationship with the Fund. The Board also reviewed the Investment Adviser’s financial condition, which is noted appeared stable. The Board determined that the compensation to the Investment Adviser from the Fund was reasonable and that the Investment Adviser’s financial condition was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Adviser from its management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products or other funds managed by the Investment Adviser in the future. The Board noted that the Investment Adviser was an affiliate of the Fund’s distributor (the “Distributor”) and that the Distributor received certain fees for its role as distributor and for other services related to the Fund that were paid by the Investment Adviser. The Board further considered that a registered investment adviser affiliated with the Investment Adviser received separate management fees with respect to Fund shares held by clients of the affiliate registered investment adviser, noting that the Investment Adviser did not participate in the separate fees earned by the affiliate registered investment adviser. The Board further noted that the Investment Adviser did not have affiliations with the Fund’s transfer agent, fund accountant or custodian, and therefore, did not derive any benefits from the relationships those parties had with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it to be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.
	TICKER	CUSIP
First Trust Hedged Strategies Fund – Class A Shares	HDGAX	336935101
First Trust Hedged Strategies Fund – Class I Shares	HFLEX	336935200
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.

First Trust Hedged Strategies Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Qualified Dividend Income
For the year ended December 31, 2025, 12.86% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2025, 4.70% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Section 163(j) Interest Dividends
For the year ended December 31, 2025, the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation Section 1.163(j)-1(b).
Section 199A Dividends
For the year ended December 31, 2025, the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.
Capital Gain
For the year ended December 31, 2025, the Fund designated $652,660 as long-term capital gain distributions.
In early 2026, if applicable, shareholders of record received the above information on QDI and Section 199A for the distribution paid to them by the Fund during the calendar year 2025 via Form 1099.
The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026.
First Trust Hedged Strategies Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, the registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)       The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       Not applicable.

(c)       There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)      The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)       The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)       The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)       As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)       The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $50,000 for 2025 and $57,500 for 2026.

Audit-Related Fees

(b)      The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

Tax Fees

(c)      The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $30,766 for 2025 and $30,000 for 2026.

All Other Fees

(d)      The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)       (1) The registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

            (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)       The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2025 through March 31, 2026 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2025 and $0 for 2026.

(h)      The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)       Not Applicable.

(j)       Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)       Not applicable.

(b)       Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included as part of the report to shareholders filed under Item 1(a) of this form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)- 6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

●	In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”) who is primarily responsible for the day-to-day portfolio management of First Trust Hedged Strategies Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012- Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012– March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Hedged Strategies Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 Accounts $151.80M	10 Accounts $413.76M	0 Accounts	7 Accounts $5,293.78M	4 Accounts $85.84M	0 Accounts
Brian Murphy	2 Accounts $151.80M	10 Accounts $413.76M	0 Accounts	7 Accounts $5,293.78M	11 Accounts $143.25M	0 Accounts

Conflicts of Interest

The Investment Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2026.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$10,001 - $50,000
Brian Murphy	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)       Not applicable.

(b)       Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There was no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Hedged Strategies Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.